UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 2, 2017

  ______________________________________________________
NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)
  ______________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)

1201 Louisiana St., Suite 3400 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

Registrant’s telephone number, including area code: (713) 751-7507
 ______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on February 22, 2017, Natural Resource Partners L.P. (“NRP”) entered into (i) a Class A Convertible Preferred Unit and Warrant Purchase Agreement (the “Preferred Unit and Warrant Purchase Agreement”) pursuant to which, on March 2, 2017, certain institutional investors purchased Class A Convertible Preferred Units representing limited partner interests in NRP (the “Preferred Units”) and warrants (the “Warrants”) to purchase common units representing limited partner interests in NRP (“Common Units”), and (ii) an Exchange and Purchase Agreement (the “Notes Agreement”) with several holders of its 9.125% Senior Notes due 2018 (the “Existing Notes”) pursuant to which, on March 2, 2017, such holders exchanged all of their Existing Notes for a new series of senior notes (the “New Notes”) and purchased additional New Notes. The terms and provisions of the Preferred Unit and Warrant Purchase Agreement and the Notes Agreement are described in NRP’s Current Report on Form 8-K filed on February 23, 2017 (the “February 23 8-K”).

The Preferred Unit and Warrant Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Notes Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Warrants

On March 2, 2017, pursuant to the Preferred Unit and Warrant Purchase Agreement, the Partnership issued the Warrants to certain entities controlled by Blackstone Tactical Opportunities (collectively, the “Blackstone Purchasers”), and certain affiliates of GoldenTree Asset Management LP (collectively, the “GoldenTree Purchasers” and, together with the Blackstone Purchasers, the “Preferred Purchasers”). The information regarding the Warrants set forth in Item 3.02 hereof and in Item 1.01 of the February 23 8-K is incorporated by reference into this Item 1.01.

The Form of Warrant to Purchase Common Units is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Board Representation and Observation Rights Agreement

On March 2, 2017, pursuant to the Preferred Unit and Warrant Purchase Agreement, the Partnership, NRP (GP) LP, GP Natural Resource Partners LLC and Robertson Coal Management LLC entered into a Board Representation and Observation Rights Agreement (the “Board Rights Agreement”) with the Preferred Purchasers. The information regarding the Board Rights Agreement set forth in Item 1.01 of the February 23 8-K is incorporated by reference into this Item 1.01.

The Board Rights Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Preferred Unit and Warrant Registration Rights Agreement

On March 2, 2017, pursuant to the Preferred Unit and Warrant Purchase Agreement, the Partnership entered into a registration rights agreement (the “Preferred Unit and Warrant Registration Rights Agreement”) with the Preferred Purchasers. The information regarding the Preferred Unit and Warrant Registration Rights Agreement set forth in Item 1.01 of the February 23 8-K is incorporated by reference into this Item 1.01.

The Preferred Unit and Warrant Registration Rights Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K.

New Indenture

On March 2, 2017, NRP and NRP Finance Corporation (together, the “Issuers”) entered into an indenture (the “New Indenture”) with Wilmington Trust, National Association, as trustee. The information regarding the New Indenture set forth in Item 2.03 hereof and Item 1.01 of the February 23 8-K is incorporated by reference into this Item 1.01.

The New Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K.

Notes Registration Rights Agreement

On March 2, 2017, pursuant to the Notes Agreement, the Issuers entered into a registration rights agreement (the “Notes Registration Rights Agreement”) with the Consenting Holders (as defined below). The information regarding the Notes Registration Rights Agreement set forth in Item 1.01 of the February 23 8-K is incorporated by reference into this Item 1.01.

The Notes Registration Rights Agreement is filed as Exhibit 4.5 to this Current Report on Form 8-K.

Opco Revolving Credit Facility Amendment

On March 2, 2017, NRP (Operating) LLC (“Opco”) and the lenders under Opco’s Third Amended and Restated Credit Agreement entered into the Second Amendment (the “Second Amendment”) to the Third Amended and Restated Credit Agreement, dated as of June 16, 2015, by and among Opco, the lenders party thereto, Citibank, N.A. as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc. and Wells Fargo Securities LLC as Joint Lead Arrangers and Joint Bookrunners, and Citibank, N.A., as Syndication Agent, as amended (the “Existing Credit Facility”). The information regarding the Second Amendment set forth in Item 2.03 hereof is incorporated by reference into this Item 1.01.

The Second Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibit referenced therein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended.

On March 6, 2017, NRP announced via press release its earnings and operating results for the fourth quarter of 2016 and the year ended December 31, 2016. A copy of NRP’s press release is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Opco Revolving Credit Facility Amendment

On March 2, 2017, Opco and the lenders under Opco’s Third Amended and Restated Credit Agreement entered into the Second Amendment to the Existing Credit Facility. The Second Amendment extends the term of the Existing Credit Facility until April 2020, and reduces the commitments of the lenders as follows: (1) commitments reduced to $180 million (from $210 million) at the closing; (2) commitments further reduced to $150 million at December 31, 2017; and (3) commitments further reduced to $100 million at December 31, 2018 through maturity in April 2020. The Second Amendment does not change the pricing grid or financial covenants under the Existing Credit Facility; provided, however, that if NRP increases its quarterly distribution to its common unitholders above $0.45 per Common Unit, the maximum leverage ratio under the Opco revolving credit facility would decrease from 4.0x to 3.0x. Other terms of the Second Amendment include revisions to the mandatory prepayment provisions with respect to net cash proceeds received from certain asset sales, additional limitations on the ability of Opco and its subsidiaries to make certain investments, and the payment by Opco to the lenders of a consenting lender fee equal to $650,000.

The Second Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K.

New Indenture

As previously disclosed in the February 23 8-K, on February 22, 2017, the Issuers entered into the Notes Agreement with the holders of approximately 57% of the Existing Notes (the “Consenting Holders”). Pursuant to the Notes Agreement, on March 2, 2017, the Consenting Holders exchanged $241 million aggregate principal amount of Existing Notes for New Notes. In addition, the Issuers issued and sold $105 million aggregate principal amount of New Notes to the Consenting Holders in exchange for cash. All New Notes issued for cash were issued at a price of 98.75% (original issue discount of 1.25%), and each Consenting Holder received a cash premium of 5.813% of the aggregate principal amount of all Existing Notes tendered for exchange by such Consenting Holder, together will all accrued and unpaid interest thereon.

The New Notes were issued under the New Indenture, bear interest at 10.500% per year, payable semi-annually on March 15 and September 15, beginning September 15, 2017, and will mature on March 15, 2022. The Issuers have the option to redeem the New Notes, in whole or in part, at any time on or after March 15, 2019, at the redemption prices (expressed as percentages of principal amount) of 105.25% for the 12-month period beginning March 15, 2019, 102.625% for the 12-month period beginning March 15, 2020, and thereafter at 100.000%, together, in each case, with any accrued and unpaid interest to the date of redemption. Furthermore, before March 15, 2019, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the New Notes with the net proceeds of certain public or private equity offerings at a redemption price of 110.500% of the principal amount of New Notes, plus any accrued and unpaid interest, if any, to the date of redemption, if at least 65% of the aggregate principal amount of the New Notes issued under the New Indenture remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering. In the event of a change of control, as defined in the New Indenture, the holders of the New Notes may require the Issuers to purchase their New Notes at a purchase price equal to 101% of the principal amount of the New Notes, plus accrued and unpaid interest, if any.

On March 2, 2017, NRP and NRP Finance entered into the New Indenture, which is filed as Exhibit 4.3 to this Current Report on Form 8-K.

The terms and provisions of the New Indenture and the New Notes are described in detail in the February 23 Form 8-K. The description of the New Indenture and the New Notes is incorporated herein by reference to the February 23 Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Preferred Unit and Warrant Purchase Agreement, on March 2, 2017, the Preferred Purchasers purchased $250 million of Preferred Units. NRP issued 250,000 Preferred Units to the Preferred Purchasers at a price of $1,000 per Preferred Unit (the “Per Unit Purchase Price”), less a 2.5% structuring and origination fee, for total net proceeds, before expenses, of $243,750,000. NRP also issued two tranches of Warrants to purchase Common Units to the Preferred Purchasers (Warrants to purchase 1.75 million Common Units with a strike price of $22.81 and Warrants to purchase 2.25 million Common Units with a strike price of $34.00). The Preferred Units and the Warrants were issued and sold in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

The terms and provisions of the Preferred Units and Warrants are described in detail in the February 23 Form 8-K. The descriptions of the Preferred Units and Warrants are incorporated herein by reference to the February 23 Form 8-K.

Item 3.03	Material Modification of Rights of Security Holders

The information under “Item 3.02. Unregistered Sales of Equity Securities” and “Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 6, 2017, NRP announced changes to the Board of Directors of GP Natural Resource Partners LLC, the general partner of the general partner of NRP. Jasvinder S. Khaira was appointed to the Board effective March 2, 2017.

Jasvinder S. Khaira joined the Board of Directors of GP Natural Resource Partners LLC in March 2017. Mr. Khaira brings extensive financial and investing experience to the Board of Directors. Mr. Khaira currently is a Senior Managing Director in the Tactical Opportunities group at The Blackstone Group L.P. Mr. Khaira joined Blackstone as a member of its Private Equity Group in 2004. Mr. Khaira has been designated to serve as a director of GP Natural Resource Partners LLC by Blackstone Tactical Opportunities, pursuant to its right to designate a director to the Board of Directors of GP Natural Resource Partners LLC.  Since joining Blackstone, Mr. Khaira has been involved in a variety of investments and strategic business initiatives at Blackstone.

Relationships

Mr. Khaira was appointed to the Board of Directors of GP Natural Resource Partners LLC by Blackstone pursuant to the Board Rights Agreement. The Board Rights Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. A description of the terms and conditions of the Board Rights Agreement is contained in the February 23 Form 8-K and is incorporated by reference herein to the February 23 Form 8-K.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 2, 2017, NRP entered into the Fifth Amended and Restated Agreement of Limited Partnership to reflect the issuance of the Preferred Units and the Warrants, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Amended Partnership Agreement”). The terms and provisions of the Amended Partnership Agreement are described in detail in the February 23 Form 8-K. The description of the Amended Partnership Agreement is incorporated herein by reference to the February 23 Form 8-K.

Item 8.01	Other Events.

On March 3, 2017, the Issuers delivered their Notice of Partial Redemption for $90.0 million of their outstanding Existing Notes to Wells Fargo Bank, National Association, as trustee. The redemption price for the Existing Notes will be equal to 104.563% of the principal amount of the Existing Notes to be redeemed, plus accrued and unpaid interest to the redemption date. The partial redemption of the Existing Notes is expected to occur on April 3, 2017.

Cautionary Note Regarding Forward-Looking Statements

The information included in this Current Report on Form 8-K (including information furnished under Item 2.02 herein) contains “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, that address financial results, activities, events or developments that NRP expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by NRP based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. The assumptions used in preparing the statements may prove to be incorrect in a number of material ways and are subject to a risks and uncertainties, many of which are beyond the control of NRP. These risks include, but are not limited to, commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by NRP’s lessees; unanticipated geologic problems; our liquidity and access to capital and financing sources; changes in the legislative or regulatory environment and other factors detailed in NRP’s Securities and Exchange Commission filings. NRP has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit Number	Description
3.1	Fifth Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of March 2, 2017.
4.1	Form of Warrant to Purchase Common Units.
4.2	Registration Rights Agreement dated as of March 2, 2017, by and among Natural Resource Partners L.P. and the Purchasers named therein.
4.3	Indenture, dated as of March 2, 2017, by and among Natural Resource Partners L.P. and NRP Finance Corporation, as issuers and Wilmington Trust, National Association, as trustee.
4.4	Form of 10.500% Senior Note due 2022 (contained in Exhibit 1 to Exhibit 4.3).
4.5	Registration Rights Agreement dated as of March 2, 2017, by and among Natural Resource Partners L.P., NRP Finance Corporation, and the Initial Notes Holders named therein.
10.1	Preferred Unit and Warrant Purchase Agreement, dated as of February 22, 2017, by and among Natural Resource Partners L.P. and the Purchasers named therein.
10.2
Board Representation and Observation Rights Agreement dated as of March 2, 2017, by and among Natural Resource Partners L.P., Robertson Coal Management LLC, GP Natural Resource Partners LLC, NRP (GP) LP, the Blackstone Purchasers named therein and the GoldenTree Purchasers named therein.

10.3
Second Amendment, dated as of March 2, 2017, to Third Amended and Restated Credit Agreement, dated as of June 16, 2015, by and among NRP (Operating) LLC, the lenders party thereto, Citibank, N.A. as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc. and Wells Fargo Securities LLC as Joint Lead Arrangers and Joint Bookrunners, and Citibank, N.A., as Syndication Agent

10.4	Exchange and Purchase Agreement, dated as of February 22, 2017, by and among Natural Resource Partners L.P., NRP Finance Corporation and the Consenting Holders named therein.
99.1	Press Release dated March 6, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its general partner

Date: March 6, 2017		/s/ Kathryn S. Wilson
Kathryn S. Wilson
Vice President and General Counsel